Exhibit 10.69

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

WJE-PA-05130-LA-2101477R2

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

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Reference: Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Model 737-8-200 aircraft and Model 737-7 aircraft (each or collectively, Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of WJE-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

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BOEING PROPRIETARY

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6.Confidentiality.

WJE-PA-05130-LA-2101477R2     SA-3

BOEING PROPRIETARY

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms).

In addition to any equitable relief that may be available to the damaged party in the event of a breach of this paragraph, the damaged party will have remedies available to it under the Purchase Agreement and at law. If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	November 14, 2024

Allegiant Air, LLC			THE BOEING COMPANY

By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact

WJE-PA-05130-LA-2101477R2     SA-3

BOEING PROPRIETARY